SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 21, 2012

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

The slide attached hereto as Exhibit 99, and incorporated herein by reference, was presented at Principal Financial Group, Inc.’s Investor Day on September 21, 2012 and may be used by the company in various other presentations to investors.  This information is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01               Regulation FD Disclosure

The slide attached hereto as Exhibit 99, and incorporated herein by reference, was presented at Principal Financial Group, Inc.’s Investor Day on September 21, 2012 and may be used by the company in various other presentations to investors.  This information is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01               Financial Statements and Exhibits

Exhibit 99               Additional slide addressing third quarter actuarial assumption reviews presented at Principal Financial Group, Inc.’s Investor Day on September 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

		By:	/s/ John Egan
		Name:	John Egan
		Title:	Vice President — Investor Relations

Date:	September 21, 2012

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

99	Additional slide addressing third quarter actuarial assumption reviews presented at Principal Financial Group, Inc.’s Investor Day on September 21, 2012